FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                     Date of Report: November 17, 1998
                     (Date of earliest event reported)


   LEVITZ FURNITURE INCORPORATED          LEVITZ FURNITURE CORPORATION
   -----------------------------          -----------------------------
     (Exact name of registrant               Exact name of registrant
     as specified in its charter)          as specified in its charter)


    DELAWARE          1-12046      23-2351830       FLORIDA        1-5787         23-1657490
 (State or other   (Commission   (IRS Employer   (State or other   (Commission   (IRS Employe
  jurisdiction of  File Number   Identification  jurisdiction of   File Number)  Identification
   incorporation)                      No.)       incorporation)                      No.)


                        ---------------------------
                         7887 NORTH FEDERAL HIGHWAY
                         BOCA RATON, FLORIDA 33487
                               (561) 994-6006
  (Address including zip code, and telephone number including area code of registrants' principal executive offices)


 Item 5. Other Events.

           Effective November 20, 1998, Edward L. Grund was appointed to replace Michael Bozic as Chairman of the Board and Chief Executive Officer of Levitz Furniture Incorporated, a Delaware corporation ("LFI"), and Levitz Furniture Corporation, a Florida corporation ("Levitz"). Mr. Bozic will continue with LFI as a member of its Board of Directors. On November 17, 1998, Levitz issued a press release, a copy of which is attached as an Exhibit hereto and is incorporated by reference herein, concerning the above appointment. Levitz is a wholly owned subsidiary of LFI.


 Item 7.  Financial Statements and Exhibits.

 (a)  Not Applicable
 (b)  Not Applicable
 (c)  Exhibits:

      99        Press release dated November 17, 1998.


                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          LEVITZ FURNITURE INCORPORATED


                          By: /s/ Edward P. Zimmer
                             -----------------------------
                              Edward P. Zimmer
                              Vice President




 Date:  November 23, 1998

                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          LEVITZ FURNITURE CORPORATION


                          By: /s/ Edward P. Zimmer
                              ----------------------------
                                Edward P. Zimmer
                                Vice President



 Date: November 23, 1998



                             INDEX TO EXHIBITS

      Exhibit
      Number                   Exhibit

      99        Press release dated November 17, 1998.